                                                                     EXHIBIT 2.e


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
[CANADIAN FLAG] INDUSTRY CANADA                               INDUSTRIE CANADA



CERTIFICATE                                                   CERTIFICAT
OF INCORPORATION                                              DE CONSTITUTION

CANADA BUSINESS                                               LOI CANADIENNE SUR
CORPORATIONS ACT                                              LES SOCIETES PAR ACTIONS

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SOCHRYS TECHNOLOGIES INC.                                           369170-5


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Name of corporation-Denomination de la societe          Corporation number-Numero de la societe


I hereby certify that the above-named                Je certifie que la societe susmentionnee, dont
corporation, the articles of incorporation of        les statuts constitutifs sont joints, a ete
which are attached, was incorporated under           constitutee en societe en vertu de la
the Canada Business Corporations Act.                Loi canadienne sur les societes par actions.



      [SIG]                                          DECEMBER 6, 1999 / LE 6 DECEMBRE 1999


Director - Directeur                                 Date of Incorporation - Date de constitution

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[CANADA LOGO]

[CANADIAN FLAG]Industry Canada     Industrie Canada                     FORM 1                              FORMULE 1
                                                              ARTICLES OF INCORPORATION                STATUTS CONSTITLUTIFS
                                                                     (SECTION 6)                           (ARTICLE 6)
               Canada Business     Loi canadienne sur les
               Corporations Act    societes par actions
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
1 - Name of corporation                                                     Denomination de la societe

           SOCHRYS TECHNOLOGIES INC.
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2 - The place in Canada where the registered office is to be situated       Lieu au Canada ou doit etre situe le siege social

           OTTAWA, ONTARIO

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3 - The classes and any maximum number of shares that the                   Categories et tout nombre maximal d'actions
    corporation is authorized to issue                                      que la societe est autorisee a emettre

           SEE SCHEDULE A ATTACHED.

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4 - Restrictions, if any, on share transfers                                Restrictions sur le transfert des actions, s'il y a lieu

           SEE SCHEDULE B ATTACHED.

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5 - Number (or minimum and maximum number) of directors                     Nombre (ou nombre minimal et maximal) d'administrateurs
           MINIMUM OF ONE (1) MAXIMUM OF SEVEN (7).
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6 - Restrictions, if any, on business the corporation may carry on          Limites imposees a l'activite commerciale de la
                                                                            societe, s'il y a lieu

           NONE.

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7 - Other provisions, If any                                                Autres dispositions, s'il y a lieu

           SEE SCHEDULE C ATTACHED.

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8 - Incorporators - Fondateurs
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                                      Address (include postal code)
         Name(s) - Nom(s)            Adresse (inclure le code postal)                                Signature
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                                      48 HACKETT STREET
ANDRE MAISONNEUVE                     OTTAWA, ONTARIO  K1V 0P5                                          [SIG]
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FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTRE SEULEMENT                        Filed - Deposee
Corporation No. - No de la societe      369170-5                                                        DEC - 9 1999
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IC 3419 (5/95)
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

                                   SCHEDULE A

1.       The holders of Class A Common shares are entitled:

         (a)      to a dividend as fixed by the Board of Directors;
         (b)      to vote at all meetings of the Shareholders; and
         (c) to receive the remaining property of the Corporation upon dissolution in priority to the holders of Class B common and Class C Common shares.

2.       The holders of the Class B Common shares are entitled:

         (a)      to a dividend as fixed by the Board of Directors;
         (b)      to vote at all meetings of the Shareholders; and
         (c) to receive the remaining property of the Corporation upon dissolution in priority to the holders of Class C Common shares.

3.       The holders of the Class C Common shares are entitled:

         (a)      to a dividend as fixed by the Board of Directors;
         (b)      to vote at all meetings of the Shareholders; and
         (c) to receive the remaining property of the Corporation upon dissolution.

4.       The holders of the Class D Preferred shares are entitled:

         (a)      to a dividend as fixed by the Board of Directors;
         (b) upon liquidation or winding up of the Corporation, to repayment of the amount paid for such shares (plus any declared and unpaid dividends) in priority to Class A Common, Class B Common, Class C Common and Class E Preferred shares.

5.       The holders of the Class E Preferred shares are entitled:

         (a)      to a dividend as fixed by the Board of Directors;
         (b) upon liquidation or winding up of the Corporation, to repayment of the amount paid for such shares (plus any declared and unpaid dividends) in priority to Class A Common, Class B Common, Class C Common shares.

6. The holders of Class D Preferred and Class E Preferred shares shall not be entitled to vote at meetings of the Shareholders except as otherwise specifically provided in the Canada Business Corporations Act.

7. The said Class D Preferred and Class E Preferred shares or any part thereof shall be redeemable at the option of the Corporation without the consent of the holders thereof at a price equal to the amount paid per share plus any declared and unpaid dividends.


                                   SCHEDULE B


The transfer of shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any shares without either:

         (a) the previous sanction of the holders of at least a majority of the shares of the corporation for the time being outstanding expressed by a Resolution passed at a meeting of the holders of such shares or by instrument or instruments in writing signed by the holders of a majority of such shares; or

         (b) by the previous sanction of the Directors of the Corporation expressed by a Resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by a majority of the Directors.

                                   SCHEDULE C


1. The corporation shall not make a distribution to the public of any of its securities.

2. The number of shareholders is limited to fifty, not including persons who are in the employment of the corporation and persons, who, having been formerly in the employment of the corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

3.       The corporation may purchase any of its issued shares.

[CANADIAN FLAG] Industry Canada   Industrie Canada

                Canada Business   Loi canadianne sur les
                Corporations Act  societes par actions

                               FORM 3                                                           FORMULE 3
                    NOTICE OF REGISTERED OFFICE OR                                       AVIS DE DESIGNATION OU
            NOTICE OF CHANGE OF ADDRESS OF REGISTERED OFFICE                    DE CHANGEMENT D'ADRESSE DU SIEGE SOCIAL
                             (SECTION 19)                                                      (ARTICLE 19)


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
1    Name of the Corporation - Denomination sociale de la societe                        2 Corporation No. - No de la societe

           SOCHRYS TECHNOLOGIES INC.
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3    Place in Canada where the registered office is situated.                  Lieu du siege social au Canada. (Indiquer le
     (Describe the place in terms of a broad municipal definition.             lieu selon la definition general de municipalite.
     This place must match the place listed in item 2                          Il doit correspondre au lieu indique a l'article 2
     of the Articles.)                                                         des statuts.)

           OTTAWA, ONTARIO
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4    Address of Registered Office - Adresse du siege social

     45 O'CONNOR STREET, SUITE 1540, OTTAWA, ONTARIO, K1P 1A4

        -------------------------------------------

        RECU --------------------------------------
                            [SIG]
        RECEIVED ----------------------------------
                LSARF / CBCA
        -------------------------------------------


CAUTION: Address of registered office must be within the place that is described in the Articles and Item 3; otherwise an amendment to the Articles is required (paragraph 173(i)(b) of the Act, use Form
            4) In addition to this form.
AVIS:       L'adresse du siege social doit se trouver dans les limites du lieu indique dans les statuts et a la rubrique 3. Sinon, il faut modifier les statuts (alinea 173(i) b) de la Loi) et remplir, outre la presents formula, la formule 4.
-------------------------------------------------------------------------------
5    Effective Date of Change - Date de prise d'effet

-------------------------------------------------------------------------------
6    Previous Address of Registered Office - Ancienne adresse du sibge social




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
Date                             Signature                                                     Title - Titre

DECEMBER 3, 1999                                   [SIG]                                               DIRECTOR
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For Departmental Use Only - A l'usage du ministre seulement                     IC 3420 (1998/04)

Filed
Deposee                                                                                                                [CANADA LOGO]
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


                                                                       FORM 6                         FORMULE 6
[CANADIAN FLAG] Industry Canada     Industrie Canada            NOTICE OF DIRECTORS           LISTE DES ADMINISTRATEURS
                                                                OR NOTICE OF CHANGE             DU AVIS DE CHANGEMENT
                Canada Business     Loi canadianne sur les          OF DIRECTORS                 DES ADMINISTRATEURS
                Corporations Act    societes par actions       (SECTIONS 106 AND 113)            (ARTICLES 106 ET 113)
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
1 - Name of corporation - Denomination de la societe                                     2 - Corporation No. - No de la societe

           SOCHRYS TECHNOLOGIES INC.
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3 - The following persons became directors of this corporation           Les personnel suivants sont devenues administrateure de la presente societe

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Name       Effective Date                                                                            Resident Canadian - Y/N
Nom        Date d'entree en vigueur:             Residential Address - Adresse domicilliare          Resident canadienne - O/N
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4 - The following persons ceased to be directors of this corporation     Les personnel suivantes ont cesse d'etre administrateure
                                                                         de la presente societe

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Name            Effective Date                                           Residential Address - Adresse domicillaire
Nom             Date d'entree en vigueur:
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        -------------------------------------------

        RECU --------------------------------------
                            [SIG]
        RECEIVED ----------------------------------
                LSARF / CBCA
        -------------------------------------------

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5 - The directors of this corporation now are                            Les administrateurs de la presente societe sont maintenant

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                                                                                                     Resident Canadian   -  Y/N
           Name - Nom                            Residential Address - Adresse domicillaire          Resident canadienne - O/N
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ANDRE MAISONNEUVE                        48 HACKETT STREET                                                     YES
                                         OTTAWA, ONTARIO K1V 0P5


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Date                              Signature                                     Title - Titre

DECEMBER 3, 1999                               [SIG]                              DIRECTOR
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IC 3103 (2/96)                                                                  Filed - Deposee

                                                                                ----------------------------------------------------
DYE & DUNHAM CO INC.
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